                               Semi-Annual Report
--------------------------------------------------------------------------------
                                 Dreyfus Premier
--------------------------------------------------------------------------------
                                    New York
--------------------------------------------------------------------------------
                               Municipal Bond Fund
--------------------------------------------------------------------------------







                                  May 31, 1997

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
     We are pleased to report the performance of Dreyfus Premier New York Municipal Bond Fund for its six-month reporting period ended May 31, 1997 as shown in the following table:
                                   Annualized
                                  Total Return*            Distribution Rate**
                                  ------------             -----------------
     Class A........................   1.53%                       4.61%
     Class B........................   1.27%                       4.31%
     Class C........................   1.08%                       4.08%

Economic Review
     Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 30, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee (FOMC), the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
     The great difference between the present economic recovery and previous recoveries is the absence of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation. The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous twelve months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the twelve-month period ending in April.
     On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
     The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investments in technology to improve productivity, it would be folly to assume that the economy's capacity for noninflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation or the Fed could again tighten credit, perhaps in another precautionary move.

Market Environment
     The changing outlook for the economy has been vividly reflected in the volatility that the fixed income markets have experienced over the past year. After a strong close to 1996, which confirmed the opinion that inflation was contained, early 1997 refocused on a strong labor market and the effect of wage pressure on the economy. As the economy began to expand, investors became convinced of an imminent tightening of monetary policy by the FOMC. During this time, interest rates moved up to levels that were last seen during July 1996, passing the 7% level in long Treasuries. Although it was assumed that most of the tightening had been reflected in the market, prices continued to erode during this time period. The sentiment reversed once again as second quarter numbers indicated a slowing economy.
     The supply of New York paper has been moderate and most deals that have come to market have been very well received, as retail demand has remained strong. The combined technical factors of high demand and limited supply enabled the municipal market to turn in a strong performance compared to the taxable fixed-income markets. This is illustrated by a comparison of the movement of 30-year U.S. Treasury yields and Municipal yields as represented by the Bond Buyer's 25 Bond Revenue Index (the "Revenue Index"). While interest rates fluctuated significantly over the course of the year ended May 31, 1997, 30-year Treasury yields closed the period 10 basis points lower (10%) at 6.90%. Over the same time, the Revenue Index declined by 30 basis points (.30%) to close the period at 5.91%.

Portfolio Overview
     Given the flattening of the yield curve and the narrowing of spreads between the 20-30 year range, we have focused most of our current investments in the 20-year and shorter maturity range. This has enabled your Fund to maintain a competitive return while reducing volatility. We will continue this strategy until it becomes apparent that further Fed action is no longer warranted. The Fund holds a large percentage of paper with coupons that are 6% and higher. This coupon has been in constant demand from the retail sector and continues to perform well. The availability of high yield paper in the New York market has been very limited and therefore expensive. We have felt that the spread relationship for lower rated paper was not enough to warrant an extension into the longer end of the market.
     Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.

                                       Very truly yours,




                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation
June 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share at the end of the period, in the Case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
Statement of Investments                                                            May 31, 1997 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments--98.6%                                              Amount              Value
-------------------------------------------------------------------------------  -----------        -------------
New York--90.7%
Albany Industrial Development Agency, Lease Revenue:
   (New York State Assembly Building Project) 7.75%, 1/1/2010................    $ 1,000,000        $ 1,106,790
   (New York State Department of Health Building Project) 7.25%, 10/1/2010...      1,455,000          1,565,464
Metropolitan Transportation Authority:
   Commuter Facilities Revenue:
     6.125%, 7/1/2014 (Insured; MBIA)........................................      2,990,000          3,122,068
     (Grand Central Terminal) 5.70%, 7/1/2024 (Insured; FSA).................        550,000            548,840
   Transit Facilities Revenue:
     6%, 7/1/2016 (Insured; FSA).............................................      3,000,000          3,121,830
     6.375%, 7/1/2020 (Insured; MBIA)........................................        600,000            636,738
New York City:
   6.75%, 2/1/2009...........................................................      3,000,000          3,300,480
   5.875%, 8/15/2016.........................................................      4,900,000          4,860,506
   6%, 2/15/2020.............................................................      4,500,000          4,480,200
   6.625%, 8/1/2025..........................................................      5,090,000          5,325,616
   Refunding:
     6.375%, 8/1/2004........................................................      1,000,000          1,058,010
     5.875%, 8/1/2024........................................................      2,000,000          1,967,820
New York City Housing Development Corp., MFHR, Refunding 5.625%, 5/1/2012....      1,500,000          1,488,720
New York City Industrial Development Agency:
   Civic Facility Revenue:
     (Nightingale - Bamford School Project) 5.85%, 1/15/2020.................      3,000,000          2,983,020
     (YMCA of Greater New York Project):
       5.80%, 8/1/2016.......................................................      1,000,000            984,460
       8%, 8/1/2016 (Prerefunded 8/1/2001) (a) ..............................      1,500,000          1,719,555
   Special Facility Revenue:
     (American Airlines Inc. Project) 6.90%, 8/1/2024........................      2,000,000          2,162,460
     (Terminal One Group Association Project) 6%, 1/1/2019...................      3,000,000          3,000,810
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue:
   6.20%, 6/15/2021 (Insured; AMBAC).........................................        600,000            628,476
   Refunding:
     6%, 6/15/2010...........................................................      4,100,000          4,385,606
     5.50%, 6/15/2023........................................................      3,870,000          3,707,344
State of New York:
   5.625%, 10/1/2020.........................................................      7,265,000          7,162,273
   Environmental Quality 5.125%, 1/15/2015...................................      3,000,000          2,872,200
New York State Dormitory Authority, Revenues:
   (Consolidated City University System):
     5.75%, 7/1/2007 (Insured; AMBAC)........................................      3,150,000          3,344,198
     5.75%, 7/1/2009 (Insured; AMBAC)........................................      3,000,000          3,170,010
     7.625%, 7/1/2020 (Prerefunded 7/1/2000) (a).............................        750,000            832,275
     6.30%, 7/1/2024 (Insured; AMBAC)........................................        500,000            528,460

Dreyfus Premier New York Municipal Bond Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                   May 31, 1997 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount              Value
-------------------------------------------------------------------------------  -----------        -------------
New York (continued)
New York State Dormitory Authority, Revenues (continued):
   (Consolidated City University System) (contined):
     Refunding:
       5.50%, 7/1/2016 (Insured; AMBAC)......................................    $ 2,200,000        $ 2,175,558
       5.625%, 7/1/2016......................................................      4,000,000          3,967,440
   Court Facilities Lease 5.50%, 5/15/2010...................................      2,100,000          2,071,272
   Health Hospital and Nursing Home:
     (Department of Health) 5.75%, 7/1/2017..................................      1,000,000            983,000
     (Ideal Senior Living Center Housing Corp.) 5.90%, 8/1/2026
       (Insured: FHA and MBIA)...............................................      1,000,000          1,011,730
     Mental Health, Refunding 5.25%, 2/15/2018 (Insured; AMBAC)..............      2,415,000          2,316,226
     (Municipal Health Facilities Improvement Program) 5.50%, 5/15/2024
       (Insured; FSA)........................................................      1,000,000            975,960
   (Rochester University) 5.90%, 7/1/2017 (Insured; MBIA)....................        950,000            964,279
   (State University Educational Facilities):
     7.70%, 5/15/2012 (Prerefunded 5/15/2000) (a)............................      1,000,000          1,108,310
     6.75%, 5/15/2021 (Prerefunded 5/15/2002) (a)............................      3,400,000          3,780,596
     Refunding:
       5.375%, 5/15/2007 (Insured; FGIC).....................................      6,000,000          6,215,160
       5.25%, 5/15/2010......................................................      5,870,000          5,674,470
       5.875%, 5/15/2011 (Insured; FGIC).....................................      5,000,000          5,301,250
       5.50%, 5/15/2013......................................................      1,500,000          1,466,490
       5.875%, 5/15/2017.....................................................      2,000,000          2,028,200
       5.30%, 7/1/2024 (Insured; AMBAC)......................................      1,025,000            973,453
New York State Energy Research and Development Authority, Revenue:
   Electric Facilities (Consolidated Edison Co. Project) 7.125%, 12/1/2029...      5,000,000          5,563,850
   Pollution Control, Refunding:
     (New York State Electric and Gas Corp.) 6.05%, 4/1/2034 (Insured; MBIA).        500,000            513,540
     (Rochester Gas and Electric Project) 6.50%, 5/15/2032 (Insured; MBIA)...        400,000            419,676
New York State Environmental Facilities Corp., PCR (Pilgrim State Sewer Project)
   6.30%, 3/15/2016..........................................................      3,000,000          3,237,810
New York State Housing Finance Agency, Revenue:
   Health Facilities, Refunding (New York City):
     7.90%, 11/1/1999........................................................        665,000            701,389
     6%, 11/1/2007...........................................................      4,000,000          4,150,400
   Housing Project Mortgage, Refunding 6.10%, 11/1/2015 (Insured; FSA).......      2,000,000          2,047,920
   Multi Family Mortgage 6.35%, 8/15/2023 (Insured: AMBAC and FHA)...........        500,000            513,965
   Service Contract Obligation:
     6.25%, 9/15/2010 .......................................................      3,000,000          3,124,440
     7.30%, 3/15/2021 (Prerefunded 9/15/2001) (a) ...........................      1,000,000          1,122,300
New York State Local Government Assistance Corp. Sales Tax Revenue
   5.375%, 4/1/2014..........................................................      3,870,000          3,775,533
New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
   FHA Insured Mortgage Revenue:
     6.05%, 2/15/2015 .......................................................      3,000,000          3,041,850

Dreyfus Premier New York Municipal Bond Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                  May 31, 1997 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount              Value
-------------------------------------------------------------------------------  -----------        -------------
New York (continued)
New York State Medical Care Facilities Finance Agency,  Hospital and Nursing Home
   FHA Insured Mortgage Revenue (continued):
     (Montefiore Medical Center)  5.75%, 2/15/2025 (Insured; AMBAC)..........     $  500,000         $  500,135
     (New York Hospital) 6.50%, 8/15/2029 (Insured; AMBAC)...................        500,000            536,590
     Refunding (Saint Lukes - Roosevelt Hospital) 5.60%, 8/15/2013...........      2,985,000          2,984,403
New York State Mortgage Agency, Homeownership Mortgage Revenue:
   8.05%, 4/1/2022...........................................................        545,000            573,672
   Refunding 6%, 4/1/2017....................................................      2,000,000          2,013,280
New York State Thruway Authority:
   Highway and Bridge Trust Fund, Revenue 5.25%, 4/1/2014 (Insured; AMBAC)...      4,000,000          3,897,240
   Service Contract Revenue (Local Highway and Bridge) 5.75%, 4/1/2016.......      3,000,000          2,957,340
New York State Urban Development Corp., Revenue:
   (Alfred Technology Resources Inc. Project) 7.875%, 1/1/2020
     (Prerefunded 1/1/2000) (a)..............................................      1,000,000          1,099,940
   Correctional Capital Facilities:
     6.10%, 1/1/2011.........................................................      4,000,000          4,119,640
     5.70%, 1/1/2016.........................................................      8,085,000          7,916,832
     Refunding 6.50%, 1/1/2011 (Insured; FSA)................................      3,190,000          3,572,034
   Local or Guaranteed Housing, Refunding 5.50%, 7/1/2016....................      3,550,000          3,510,559
   (Onondaga County Convention Project) 7.875%, 1/1/2020
     (Prerefunded 1/1/2001) (a)..............................................      1,475,000          1,664,287
Port Authority of New York and New Jersey, Port, Airport and Marina Revenue
   Special Obligation (JFK International Air Terminal Project)
   5.75%, 12/1/2022 (Insured; MBIA)..........................................      5,000,000          4,976,800
Rensselaer County Industrial Development Agency, IDR (Albany International Corp.)
   7.55%, 6/1/2007 (LOC; Norstar Bank) (b)...................................      1,500,000          1,731,045
Triborough Bridge and Tunnel Authority:
   (Convention Center Project) 7.25%, 1/1/2010...............................      1,000,000          1,133,470
   Revenue:
     6%, 1/1/2012............................................................      2,000,000          2,139,820
     5.20%, 1/1/2022.........................................................      1,620,000          1,539,146
   Special Obligation 6.25%, 1/1/2012 (Insured; AMBAC).......................      4,000,000          4,214,120

U.S. Related--7.9%
Guam Airport Authority, Airport Revenue 6.70%, 10/1/2023.....................      2,000,000          2,081,920
Commonwealth of Puerto Rico 6%, 7/1/2026.....................................      5,000,000          5,122,850
Puerto Rico Electric Power Authority, Electric Power and Light Revenue
   5.375%, 7/1/2027 (Insured; MBIA)..........................................      6,000,000          5,851,200
Puerto Rico Industrial Medical Educational and Environmental Pollution Control
   Facilities Financing Authority, HR, Refunding (Saint Luke's Hospital Project)
   6.25%, 6/1/2010...........................................................      1,100,000          1,142,559
Puerto Rico Public Buildings Authority, Revenue, Public Education and
   Health Facilities Refunding 5.70%, 7/1/2009 (Guaranteed;
   Commonwealth of Puerto Rico)..............................................      2,235,000          2,323,037
                                                                                                   ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $198,795,701).......................................................                      $206,892,215
                                                                                                   ============

Dreyfus Premier New York Municipal Bond Fund
----------------------------------------------------------------------------
Statement of Investments (continued)                                               May 31, 1997 (Unaudited)

                                                                                 Principal
Short-Term Municipal Investments--1.4%                                             Amount              Value
-------------------------------------------------------------------------------  -----------        -------------
New York:
New York City, Refunding, VRDN 4% (LOC; Morgan Guaranty Trust) (b,c).........    $ 1,000,000       $  1,000,000
New York City Municipal Water Finance Authority, Water and Sewer Systems
   Revenue, VRDN 4.05% (SBPA; FGIC) (c)......................................      2,000,000          2,000,000
                                                                                                   ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $3,000,000).........................................................                      $  3,000,000
                                                                                                   ============
TOTAL INVESTMENTS--100.0%
   (cost $201,795,701).......................................................                      $209,892,215
                                                                                                   ============

Dreyfus Premier New York Municipal Bond Fund
------------------------------------------------------------------------------

Summary of Abbreviations
------------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                          Insurance Corporation
FHA        Federal Housing Administration                   MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     PCR        Pollution Control Revenue
HR         Hospital Revenue                                 SBPA       Standby Bond Purchase Agreement
IDR        Industrial Development Revenue                   VRDN       Variable Rate Demand Notes
LOC        Letter of Credit


Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------


Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                                39.1%
AA                             Aa                             AA                                  5.1
A                              A                              A                                  27.6
BBB                            Baa                            BBB                                25.5
F1                             Mig1                           SP1                                 1.4
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                       1.3
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

Statement of Financial Futures                                  May 31, 1997 (Unaudited)

                                                                   Market Value                      Unrealized
                                                                      Covered                      (Depreciation)
Financial Futures Sold Short                         Contracts     by Contracts      Expiration      at 5/31/97
-------------------------                            --------     --------------      ---------      -----------
Treasury Bond Index Futures......................       50         ($11,003,125)      June '97       ($125,000)
                                                                                                     ==========



                           See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
---------------------------------------------------------------------
Statement of Assets and Liabilities                                                                May 31, 1997 (Unaudited)


                                                                                                   Cost            Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments           $201,795,701     $209,892,215
                              Cash.............................................                                        54,391
                              Interest receivable..............................                                     3,492,235
                              Receivable for investment securities sold........                                     3,443,411
                              Receivable for shares of Beneficial Interest subscribed                                  94,437
                              Prepaid expenses.................................                                        24,023
                                                                                                                 ------------
                                                                                                                  217,000,712
                                                                                                                 ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        99,502
                              Due to Distributor...............................                                        79,537
                              Payable for investment securities purchased......                                     2,920,255
                              Payable for shares of Beneficial Interest redeemed                                      361,791
                              Payable for futures variation margin--Note 4(a)...                                       71,875
                              Accrued expenses.................................                                        71,769
                                                                                                                 ------------
                                                                                                                    3,604,729
                                                                                                                 ------------
NET ASSETS.....................................................................                                  $213,395,983
                                                                                                                 ============
REPRESENTED BY:               Paid-in capital..................................                                  $204,552,509
                              Accumulated net realized gain (loss) on investments                                     871,960
                              Accumulated net unrealized appreciation (depreciation)
                                on investments [including ($125,000) net unrealized
                                (depreciation) on financial futures]--Note 4(b).                                    7,971,514
                                                                                                                 ------------
NET ASSETS.....................................................................                                  $213,395,983
                                                                                                                 ============

                            NET ASSET VALUE PER SHARE


                                                                       Class A          Class B         Class C
                                                                    ------------      ----------        --------
Net Assets..............................................            $132,494,918      $80,803,269       $97,796
Shares Outstanding......................................               8,991,334        5,482,269         6,634
NET ASSET VALUE PER SHARE...............................                  $14.74           $14.74        $14.74
                                                                          ======           ======        ======


                       See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
-------------------------------------------------------------------
Statement of Operations                                                             Six Months Ended May 31, 1997 (Unaudited)



INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $ 5,963,529


EXPENSES:                     Management fee--Note 3(a).........................           $  564,704
                              Shareholder servicing costs--Note 3(c)............              314,834
                              Distribution fees--Note 3(b)......................              186,466
                              Professional fees................................                34,191
                              Registration fees................................                17,946
                              Custodian fees...................................                12,198
                              Trustees' fees and expenses--Note 3(d)............                9,875
                              Loan commitment fees--Note 2......................                1,298
                              Miscellaneous...................................                  5,067
                                                                                           ----------
                                   Total Expenses..............................                                  1,146,579
                                                                                                                ----------
INVESTMENT INCOME--NET..........................................................                                 4,816,950

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments.........             $  872,699
                              Net unrealized appreciation (depreciation) on investments
                              [including ($125,000) net unrealized (depreciation)
                              on financial futures]............................            (2,567,253)
                                                                                           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                  (1,694,554)
                                                                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $ 3,122,396
                                                                                                                ============






                       See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                          Six Months Ended
                                                                                            May 31, 1997        Year Ended
                                                                                            (Unaudited)      November 30, 1996
                                                                                          ----------------   -----------------
OPERATIONS:
  Investment income--net.......................................................             $  4,816,950       $ 10,020,935
  Net realized gain (loss) on investments.....................................                   872,699            948,259
  Net unrealized appreciation (depreciation) on investments...................                (2,567,253)        (1,028,664)
                                                                                            ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........                 3,122,396          9,940,530
                                                                                            ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares............................................................                (3,197,727)        (6,921,593)
    Class B shares............................................................                (1,609,663)        (3,093,704)
    Class C shares............................................................                    (9,560)            (5,638)
  Net realized gain on investments:
    Class A shares............................................................                  (589,099)             --
    Class B shares............................................................                  (311,285)             --
    Class C shares............................................................                    (2,253)             --
                                                                                            ------------       ------------
      Total Dividends.........................................................                (5,719,587)       (10,020,935)
                                                                                            ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares............................................................                 4,822,853         11,521,767
    Class B shares............................................................                 4,792,748         10,872,905
    Class C shares............................................................                    40,519            473,073
  Dividends reinvested:
    Class A shares............................................................                 2,784,219          5,056,435
    Class B shares............................................................                 1,468,143          2,351,435
    Class C shares............................................................                     3,072              4,027
  Cost of shares redeemed:
    Class A shares............................................................               (13,190,654)       (27,212,542)
    Class B shares............................................................                (5,576,126)        (8,777,575)
    Class C shares............................................................                  (512,486)             --
  Net assets received in connection with reorganization--Note 1................               14,070,924              --
                                                                                            ------------       ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.                 8,703,212         (5,710,475)
                                                                                            ------------       ------------
        Total Increase (Decrease) in Net Assets...............................                 6,106,021         (5,790,880)

NET ASSETS:
  Beginning of Period.........................................................               207,289,962        213,080,842
                                                                                            ------------       ------------
  End of Period...............................................................              $213,395,983       $207,289,962
                                                                                            ------------       ------------
                                                                                            ------------       ------------



                       See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)



                                                                                                    Shares
                                                                                       -------------------------------------
                                                                                       Six Months Ended
                                                                                         May 31, 1997        Year Ended
                                                                                         (Unaudited)       November 30, 1996
                                                                                       ----------------    -----------------
CAPITAL SHARE TRANSACTIONS:

  Class A
  -------
  Shares sold.................................................................              330,654              786,787
  Shares issued in connection with reorganization--Note 1......................             308,412               --
  Shares issued for dividends reinvested......................................              189,803              345,086
  Shares redeemed.............................................................             (900,944)          (1,861,748)
                                                                                           --------           ----------
                              Net Increase (Decrease) in Shares Outstanding...              (72,075)            (729,875)
                                                                                           ========           ==========
  Class B
  -------
  Shares sold.................................................................              327,410              740,327
  Shares issued in connection with reorganization--Note 1......................             658,559               --
  Shares issued for dividends reinvested......................................              100,052              160,501
  Shares redeemed.............................................................             (381,462)            (601,695)
                                                                                           --------           ----------
                              Net Increase (Decrease) in Shares Outstanding...              704,559              299,133
                                                                                           ========           ==========
  Class C
  -------
  Shares sold.................................................................                2,718               32,116
  Shares issued in connection with reorganization--Note 1......................               6,355               --
  Shares issued for dividends reinvested......................................                  208                  276
  Shares redeemed.............................................................              (35,108)              --
                                                                                            -------           ----------
                              Net Increase (Decrease) in Shares Outstanding...              (25,827)              32,392
                                                                                            =======           ==========



                       See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                       Class A Shares
                                            ---------------------------------------------------------------------------
                                           Six Months Ended
                                             May 31, 1997                     Year Ended November 30,
                                                            -----------------------------------------------------------
PER SHARE DATA:                              (Unaudited)      1996         1995         1994         1993        1992
                                             -----------    -------      -------      --------     --------     -------
   Net asset value, beginning of period         $14.94       $14.93       $13.01       $14.97        $13.97     $13.56
                                                ------       ------       ------       ------        ------     ------
   Investment Operations:
   Investment income--net..................        .36          .73          .75          .75           .80        .86
   Net realized and unrealized gain (loss)
     on investments........................       (.13)         .01         1.92        (1.86)         1.00        .56
                                                ------       ------       ------       ------        ------     ------
   Total from Investment Operations........        .23          .74         2.67        (1.11)         1.80       1.42
                                                ------       ------       ------       ------        ------     ------
   Distributions:
   Dividends from investment income--net...       (.36)        (.73)        (.75)        (.75)         (.80)      (.86)
   Dividends from net realized gain
     on investments........................       (.07)          --           --         (.10)           --       (.15)
                                                ------       ------       ------       ------        ------     ------
   Total Distributions.....................       (.43)        (.73)        (.75)        (.85)         (.80)     (1.01)
                                                ------       ------       ------       ------        ------     ------
   Net asset value, end of period..........     $14.74       $14.94       $14.93       $13.01        $14.97     $13.97
                                                ======       ======       ======       ======        ======     ======
TOTAL INVESTMENT RETURN(1).................       3.07%(2)     5.17%       20.93%       (7.76%)       13.16%     10.79%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.        .93%(2)      .92%         .94%         .89%          .78%       .72%
   Ratio of net investment income
     to average net assets.................       4.88%(2)     4.99%        5.27%        5.25%         5.41%      6.16%
   Decrease reflected in above expense ratios
     due to undertakings by the Manager....        --           --           --           .04%          .18%       .34%
   Portfolio Turnover Rate.................      30.15%(3)    53.74%       74.11%       31.76%        19.55%     12.55%
   Net Assets, end of period (000's Omitted)  $132,495     $135,413     $146,207     $137,978      $164,046   $108,247

-------------------
(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.



                       See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Class B Shares
                                                   -----------------------------------------------------------------------
                                                   Six Months Ended
                                                     May 31, 1997                Year Ended November 30,
                                                                    ------------------------------------------------------
PER SHARE DATA:                                      (Unaudited)      1996           1995           1994          1993(1)
                                                     -----------    --------      ---------       --------      ----------
   Net asset value, beginning of period.....           $14.94        $14.93        $13.02          $14.97         $14.04
                                                       ------        ------        ------          ------         ------
   Investment Operations:
   Investment income--net...................              .32           .65           .67             .67            .62
   Net realized and unrealized gain (loss)
      on investments........................             (.13)          .01          1.91           (1.85)           .93
                                                       ------        ------        ------          ------         ------
   Total from Investment Operations.........              .19           .66          2.58           (1.18)          1.55
                                                       ------        ------        ------          ------         ------
   Distributions:
   Dividends from investment income--net....             (.32)         (.65)         (.67)           (.67)          (.62)
   Dividends from net realized gain
      on investments........................             (.07)           --            --            (.10)            --
                                                       ------        ------        ------          ------         ------
   Total Distributions......................             (.39)         (.65)         (.67)           (.77)          (.62)
                                                       ------        ------        ------          ------         ------
   Net asset value, end of period...........           $14.74        $14.94        $14.93          $13.02         $14.97
                                                       ======        ======        ======          ======         ======
TOTAL INVESTMENT RETURN(2)..................             2.55%(3)      4.61%        20.20%          (8.20%)        12.78%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..             1.45%(3)      1.44%         1.46%           1.44%          1.34%(3)
   Ratio of net investment income
      to average net assets.................             4.35%(3)      4.45%         4.72%           4.70%          4.41%(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager....               --            --           --              .04%           .16%(3)
   Portfolio Turnover Rate..................            30.15%(4)     53.74%        74.11%          31.76%         19.55%
   Net Assets, end of period (000's Omitted)          $80,803       $71,392       $66,873         $52,970        $45,101


---------------
(1) From January 15, 1993 (commencement of initial offering) to November 30,
    1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.




                       See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                 Class C Shares
                                                               -------------------------------------------------
                                                              Six Months Ended
                                                                May 31, 1997           Year Ended November 30,
                                                                                     ---------------------------
PER SHARE DATA:                                                 (Unaudited)            1996             1995(1)
                                                                -----------          -------           ---------
   Net asset value, beginning of period...................        $14.95              $14.93             $14.61
                                                                  ------              ------             ------
   Investment Operations:
   Investment income--net.................................           .30                 .62                .14
   Net realized and unrealized gain (loss)
      on investments......................................          (.14)                .02                .32
                                                                  ------              ------             ------
   Total from Investment Operations.......................           .16                 .64                .46
                                                                  ------              ------             ------
   Distributions:
   Dividends from investment income--net..................          (.30)               (.62)              (.14)
   Dividends from net realized gain on investments........          (.07)                 --                 --
                                                                  ------              ------             ------
   Total Distributions....................................          (.37)               (.62)              (.14)
                                                                  ------              ------             ------
   Net asset value, end of period.........................        $14.74              $14.95             $14.93
                                                                  ------              ------             ------
                                                                  ------              ------             ------
TOTAL INVESTMENT RETURN(2)................................          2.17%(3)            4.43%             14.19%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets......          1.69%(3)            1.59%              1.74%(3)
   Ratio of net investment income
      to average net assets...............................          4.12%(3)            3.98%              4.00%(3)
   Portfolio Turnover Rate................................         30.15%(4)           53.74%             74.11%
   Net Assets, end of period (000's Omitted)..............           $98                $485                 $1

---------------
(1) From September 11, 1995 (commencement of initial offering) to November 30, 1995.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.





                       See notes to financial statements.

Dreyfus Premier New York Municipal Bond Fund
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
     Dreyfus Premier New York Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
     On October 31, 1996, the Board of Trustees approved, subject to approval by the shareholders of the New York Series of the Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-New York Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-New York Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-New York Series on March 25, 1997, and was consummated after the close of business on April 1, 1997 at which time 350,532 Class A shares valued at $12.71 per share, 748,013 Class B shares valued at $12.73 per share, and 7,218 Class C shares valued at $12.73 per share, representing combined net assets of $14,070,924 (including $27,912 net unrealized appreciation on investments) were exchanged by DPIMBF-New York Series for the respective number of Class A, Class B and Class C shares of the Fund.
     On January 8, 1997, the Fund's Trustees approved a change to the Fund's name from "Premier New York Municipal Bond Fund" to "Dreyfus Premier New York Municipal Bond Fund" which change became effective March 31, 1997.
     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.
     (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
     The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
     (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:
     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
     Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,945 during the period ended May 31, 1997 from commissions earned on sales of the Fund's shares.
     (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 1997, $184,726 was charged to the Fund for the Class B shares and $1,740 was charged to the Fund for the Class C shares.
     (c) Under the  Shareholder  Services  Plan,  the Fund pays the
Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The

Dreyfus Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended May 31, 1997, $163,741, $92,363 and $580 were charged to the Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $45,019 during the period ended May 31, 1997.
     (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
     (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 1997, amounted to $69,132,713 and $60,113,842 respectively.
     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consists of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 1997, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
     (b) At May 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $7,971,514, consisting of $8,303,270 gross unrealized appreciation and $331,756 gross unrealized depreciation.
     At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier New York
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                  021/611SA975